Exhibit 32.1
                                 CERTIFICATION

In connection with the Annual Report of Home Director, Inc. (the "Company") on Form 10-KSB for the fiscal year ended December 31, 2006 (the "Report") and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, MICHAEL LIDDLE, the Chief Executive Officer of the Company, certify that to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) of 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: July 31, 2007

/s/ Michael Liddle
------------------------------
Michael Liddle,
Chief Executive Officer


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